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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: March 19, 1999


                        FIDELITY NATIONAL FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                       1-9396                86-0498599
(State or other jurisdiction          (Commission            (IRS Employer
    of incorporation)                 File Number)        Identification Number)


                17911 Von Karman Avenue, Irvine, California 92614
                    (Address of principal executive offices)


                                 (714) 622-5000
              (Registrant's telephone number, including area code)


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Item 5. Other Events

        On March 17, 1999 at a meeting of the Board of Directors, Peter Sadowski was elected Executive Vice President, General Counsel of Fidelity National Financial, Inc. and Brent Bickett was elected Senior Vice President of Financial Operations.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIDELITY NATIONAL FINANCIAL, INC.


Dated: March 19, 1999                     /s/ M'Liss Jones Kane
                                          --------------------------------
                                          M'Liss Jones Kane
                                          Senior Vice President, Corporate
                                          Counsel and Corporate Secretary



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